Exhibit 99.2

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                    May, 1998
           Series 1998-01, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                 %                     7.436919
                                                     -------------------------
       Weighted average maturity                                       172.76
                                                     -------------------------

 A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
      1.
                                     Principal
              Principal Per       Prepayments Per   Interest Per
      Class    Certificate          Certificate      Certificate     Payout Rate
      -----    -----------          -----------      -----------     -----------
       R      $     0.00000000     $   0.00000000  $  0.00000000   %  0.00000000
       PO     $     4.03449904     $   0.49381850  $  0.00000000   %  0.00000000
       A1     $    15.44960300     $  12.42544471  $  5.24813308   %  6.75000004
       A2     $    18.50928184     $  14.88621148  $  5.16709512   %  6.75000005
       A3     $     3.21095730     $   2.58243320  $  5.57230452   %  6.75000022
       M      $     3.21095485     $   0.00000000  $  5.57230250   %  6.74999782
       B1     $     3.21095354     $   0.00000000  $  5.57230845   %  6.75000501
       B2     $     3.21094960     $   0.00000000  $  5.57230631   %  6.75000254
       B3     $     3.21095452     $   0.00000000  $  5.57230898   %  6.75000562
       B4     $     3.21094960     $   0.00000000  $  5.57230631   %  6.75000250
       B5     $     3.21095565     $   0.00000000  $  5.57229689   %  6.74999040

       2.      Unanticipated Recoveries:                 $                 0.00
                                                             -------------------

 B.   Accrual Amount
       1.
          Class          Accrual Amount
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            42,869.27
                                                             -------------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       184,011,288.56
                                                             -------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  573
                                                             -------------------
       3.
        Beginning Aggregate  Ending Aggregate        Ending
         Class Certificate   Class Certificate  Single Certificate
Class    Principal Balance   Principal Balance       Balance         Cusip
-----    -----------------   -----------------       -------         -----
R       $             0.00   $            0.00  $            0.00  36157RCN3
PO      $       155,006.13   $      154,373.69  $          984.79  GEC9801PO
A1      $    58,471,199.67   $   57,502,973.05  $          917.55  36157RCK9
A2      $    97,635,720.19   $   95,668,403.05  $          900.09  36157RCL7
A3      $    26,323,129.82   $   26,237,808.07  $          987.42  36157RCM5
SUP     $   174,647,333.85   $  171,658,559.84  $          914.76  GEC98001S
M       $     1,487,369.37   $    1,482,548.33  $          987.42  36157RCP8
B1      $       991,577.93   $      988,363.90  $          987.42  36157RCQ6
B2      $       495,786.48   $      494,179.48  $          987.42  36157RCR4
B3      $       793,263.34   $      790,692.11  $          987.42  36157RCG8
B4      $       297,471.89   $      296,507.69  $          987.42  36157RCH6
B5      $       396,724.12   $      395,438.21  $          987.42  36157RCJ2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            3        Principal Balance  $          867,801.77
                              --------                        ------------------
       2.   60-89 days
            Number            1        Principal Balance  $          219,252.14
                              --------                        ------------------
       3.   90 days or more
            Number            0        Principal Balance  $                0.00
                              --------                        ------------------
       4.   In Foreclosure
            Number            0        Principal Balance  $                0.00
                              --------                        ------------------
       5.   Real Estate Owned
            Number            0        Principal Balance  $                0.00
                              --------                        ------------------

            The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $                0.00
                                                              ------------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $        2,621,837.00
                                                             -------------------

       2.   Bankruptcy Loss Amount:                       $          100,000.00
                                                             -------------------

       3.   Fraud Loss Amount:                            $        2,001,914.00
                                                             -------------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.00000000
                                                                    ------------